SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 8, 2004

                      INTREPID TECHNOLOGY & RESOURCES, INC.
               (Exact Name of Registrant as Specified in Charter)


            IDAHO                     00-27845                 84-1304106
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)           Identification No.)


  501 WEST BROADWAY, SUITE 200, IDAHO FALLS, IDAHO               83402
     (Address of principal executive offices)                 (Zip code)

  Registrant's telephone number, including area code:       (208) 529-5337

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 8, 2004, Intrepid Technology & Resources, Inc. (the "Company") entered into an amendment to that certain Securities Purchase Agreement (the "Purchase Agreement") dated October 13, 2004 by and between the Company and Cornell Capital Partners, LP ("Cornell Capital Partners"). Pursuant to the Purchase Agreement, Cornell Capital Partners was to disburse $750,000 to the Company as follows: (i) $450,000 was on the fifth business day following the date of the Purchase Agreement (ii) $150,000 on the fifth business day following the date the registration statement (the "Registration Statement") is filed, pursuant the Investor Registration Rights Agreement dated the date thereof, with the SEC (iii) $150,000 on the fifth business day following on the date the Registration Statement is declared effective by the SEC. Pursuant to the amendment to the Purchase Agreement, the second and third traunches totaling $300,000 shall both be funded on the fifth business day following the date the Registration Statement is filed with the SEC. In addition, the amendment permits the Company to file one registration statement on Form S-8 (the "Permitted Form S-8 Registration Statement") for 1,000,000 shares, provided however, the Company may not issue or grant any shares pursuant to the Permitted Form S-8 Registration until at least six months after the date the Registration Statement becomes effective (the "Issuance Restrictions").

     On December 8, 2004, the Company entered into an amendment to that certain Standby Equity Distribution Agreement dated October 13, 2004 by and between the Company and Cornell Capital Partners (the "Agreement"). Pursuant to the amendment to the Agreement, the Company may file the Permitted Form S-8 Registration Statement, subject to the Issuance Restrictions.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)  Not  applicable

     (b)  Not  applicable

     (c)  Exhibit  No.  Description

---------------------------------------------------------------------------------------------------
EXHIBIT       DESCRIPTION                                                         LOCATION
---------------------------------------------------------------------------------------------------

Exhibit 99.1  Amendment No. 1 to the Securities Purchase Agreement dated          Provided herewith
              December 8, 2004 between the Company and Cornell Capital Partners
Exhibit 99.2  Amendment No. 1 to the Standby Equity Distribution Agreement dated  Provided herewith
              December 8, 2004 between the Company and Cornell Capital Partners


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2004                    INTREPID TECHNOLOGY & RESOURCES, INC.


                                           By:    /s/ Dr. Dennis D. Keiser
                                                  ------------------------------
                                           Name:  Dr. Dennis D. Keiser
                                           Title: President, Chief Executive
                                                  Officer and Director


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